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                                                                    EXHIBIT 23.2




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the incorporation by reference of our report dated August 13, 1997, relating to the consolidated financial statements of G F Bancshares, Inc. and Subsidiary, in the Registration Statement on Form S-4 and Proxy Statement/Prospectus, and to the reference to our firm therein under the caption "Experts."



                                                /s/ Bricker & Melton, P.A.

Duluth, Georgia
October 6, 1997